Exhibit 99.1

Vicarious Surgical Inc. and D8 Holdings Corp. Announce Additional PIPE Commitments

WALTHAM, Mass., & HONG KONG, September 9, 2021 -- (BUSINESS WIRE) -- Vicarious Surgical Inc. (“Vicarious Surgical” or the “Company”), a next-generation robotics technology company seeking to improve both cost and efficiency of surgical procedures as well as patient outcomes, and D8 Holdings Corp. (“D8”) (NYSE: DEH), a special purpose acquisition company, today announced that they have secured $27 million in additional commitments for a private placement of common stock (“PIPE”) in support of their business combination transaction, bringing the aggregate amount of PIPE commitments to $142 million, and the total anticipated gross proceeds of the business combination to approximately $487 million (assuming no redemptions). The additional commitments ensure that D8 will satisfy the closing condition that D8 has at least $125 million of available cash from D8’s trust account and proceeds from the PIPE at the closing.

The total $142 million PIPE is funded by multiple strategic investors including global medical technology company BD (Becton, Dickinson and Company) (NYSE: BDX), major hospital groups in the U.S. and Asia, and surgical robotics pioneer Roberta Lipson, founder of United Family Healthcare and its predecessor Chindex International Inc. and CEO of New Frontier Health Corporation (NYSE: NFH). Technology luminaries and longtime investors Bill Gates, Vinod Khosla’s Khosla Ventures, Eric Schmidt’s Innovation Endeavors, Sun Hung Kai & Co. and Philip Liang’s E15 VC are also investing.

“We are pleased to see additional demand from both new and existing investors as we approach the closing of our business combination with D8,” said Adam Sachs, CEO and co-founder of Vicarious Surgical. “We see a very bright future for Vicarious Surgical as we challenge cost with a system designed to provide improved access, surgical capability, and visualization to patients and providers in both the U.S. and international markets. Our mission and vision are backed with global institutional support, multiple large-scale strategic partners, and investment from distinguished healthcare executives with deep experience in driving adoption of surgical robotics.”

About Vicarious Surgical

Founded in 2014, Vicarious Surgical is a next generation robotics company developing a disruptive technology with the goals of increasing the efficiency of surgical procedures, improving patient outcomes and reducing healthcare costs. The Company’s novel surgical approach uses a combination of proprietary human-like surgical robots and virtual reality to transport surgeons inside the patient to perform minimally invasive surgery. The Company’s technology was granted Breakthrough Device Designation by the U.S. Food and Drug Administration (FDA), making it the first, and only, surgical robot to receive this designation from the FDA1. The Company is led by an experienced team of technologists, medical device professionals and physicians, and is backed by technology luminaries including Bill Gates, Vinod Khosla’s Khosla Ventures, Eric Schmidt’s Innovation Endeavors, Jerry Yang’s AME Cloud Ventures, and Sun Hung Kai & Co. Ltd and Philip Liang’s E15 VC. The Company is headquartered in Waltham, Mass. Learn more at www.vicarioussurgical.com.

[1]	As of the date of this press release, Vicarious Surgical is not aware of any surgical robotics company that has announced receiving Breakthrough Designation for a full robotics system.

About D8 Holdings Corp.

D8 Holdings Corp. a special purpose acquisition company seeking a business combination with a company that applies technology and innovation to disrupt large addressable markets. D8’s objective is to identify a target business that is under-valued relative to its potential and ready for transformative improvement. D8 plans to leverage our founders’ unique operational expertise to create a new growth trajectory for a target company and deliver shareholder value.

Forward-Looking Statements

The information in this press release includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “will,” “expect,” “anticipate,” “believe,” “seek,” “target” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding estimates and forecasts of financial and performance metrics and expectations and timing related to potential benefits, terms and timing of the transaction. These statements are based on various assumptions, whether or not identified in this press release, and on the current expectations of Vicarious Surgical’s and D8’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Vicarious Surgical and D8. These forward-looking statements are subject to a number of risks and uncertainties, including changes in domestic and foreign business, market, financial, political, and legal conditions; the inability of the parties to successfully or timely consummate the proposed business combination, including the risk that any required approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the proposed business combination or that the approval of the shareholders of D8 or Vicarious Surgical is not obtained; failure to realize the anticipated benefits of the proposed business combination; risks relating to the uncertainty of the projected financial information with respect to Vicarious Surgical; future global, regional or local economic and market conditions; the development, effects and enforcement of laws and regulations; Vicarious Surgical’s ability to manage future growth; Vicarious Surgical’s ability to develop new products and solutions, bring them to market in a timely manner, and make enhancements to its products; the effects of competition on Vicarious Surgical’s future business; the amount of redemption requests made by D8’s public shareholders; the ability of D8 or the combined company to issue equity or equity-linked securities in connection with the proposed business combination or in the future; the outcome of any potential litigation, government and regulatory proceedings, investigations and inquiries; and those factors discussed in D8’s Annual Report on Form 10-K/A for the year ended December 31, 2020 (the “Annual Report”) under the heading “Risk Factors,” and other documents of D8 filed, or to be filed, with the SEC. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither Vicarious Surgical nor D8 presently know or that Vicarious Surgical and D8 currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect Vicarious Surgical’s and D8’s expectations, plans or forecasts of future events and views as of the date of this press release. Vicarious Surgical and D8 anticipate that subsequent events and developments will cause Vicarious Surgical’s and D8’s assessments to change. However, while Vicarious Surgical and D8 may elect to update these forward-looking statements at some point in the future, Vicarious Surgical and D8 specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing Vicarious Surgical’s and D8’s assessments as of any date subsequent to the date of this press release. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Additional Information About the Business Combination and Where to Find It

The proposed business combination will be submitted to shareholders of D8 for their consideration. D8 has filed a registration statement on Form S-4 (the “Registration Statement”) with the SEC, which includes a definitive proxy statement that was distributed to D8’S shareholders in connection with D8’s solicitation for proxies for the vote by D8’s shareholders in connection with the proposed business combination and other matters as described in the Registration Statement, as well as the prospectus relating to the offer of the securities to be issued in connection with the completion of the proposed business combination. The Registration Statement was declared effective on August 9, 2021 and D8 mailed the definitive proxy statement and other relevant documents to its shareholders as of the record date established for voting on the proposed business combination. D8’s shareholders and other interested persons are advised to read the definitive proxy statement/prospectus in connection with D8’s solicitation of proxies for its extraordinary general meeting of shareholders to be held to approve, among other things, the proposed business combination, because these documents contain important information about D8, Vicarious Surgical and the proposed business combination. Shareholders may also obtain a copy of the definitive proxy statement/prospectus, as well as other documents filed with the SEC regarding the proposed business combination and other documents filed with the SEC by D8, without charge, at the SEC’s website located at www.sec.gov or by directing a request to D8, at Unit 1008, 10/F, Champion Tower, 3 Garden Road, Central, Hong Kong.

Participants in the Solicitation

D8, Vicarious Surgical and certain of their respective directors, executive officers and other members of management and employees may, under SEC rules, be deemed to be participants in the solicitations of proxies from D8’s shareholders in connection with the proposed business combination. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of D8’s shareholders in connection with the proposed business combination is set forth in the Registration Statement and the definitive proxy statement/prospectus. You can find more information about D8’s directors and executive officers in D8’s Annual Report. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests is included in the Registration Statement and the definitive proxy statement/prospectus and other relevant documents filed with the SEC. Shareholders, potential investors and other interested persons should read the definitive proxy statement/prospectus carefully before making any voting or investment decisions. You may obtain free copies of these documents from the sources indicated above.

No Offer or Solicitation

This communication shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Business Combination. This communication shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of section 10 of the Securities Act.

INVESTOR CONTACT

Marissa Bych or Lynn Lewis

Gilmartin Group LLC

ir@vicarioussurgical.com

PRESS CONTACT

Jill Gross

Matter Communications

media@vicarioussurgical.com

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